44:

Supplement to

Calvert World Values Fund Inc.

Calvert Capital Accumulation Fund

Prospectus and Statement of Additional Information dated: February 1, 2005

Date of Supplement: December 13, 2005

Delete the first two paragraphs under "Subadvisors and Portfolio Managers" on page 81 of the Prospectus and replace the first paragraph under "New Amsterdam Partners LLC" on page 83 with the following:

New Amsterdam Partners, LLC; 475 Park Avenue South, 20th Floor, New York, New York 10016, has managed a portion of the equity assets of CSIF Balanced since June 30, 2004, and the assets of Capital Accumulation since September 16, 2005.

Replace the second paragraph under "Subadvisors" on page 21 of the Statement of Additional Information with the following:

New Amsterdam Partners LLC ("New Amsterdam") is controlled by Michelle Clayman CFA. New Amsterdam receives a Subadvisory fee, paid by the Advisor, of 0.25% of the average daily net assets of the Capital Accumulation Fund.

On December 7, 2005, the Board of Directors, including the disinterested Directors, voted to approve the Investment Subadvisory Agreement with New Amsterdam. The disinterested Directors were separately represented by independent legal counsel in connection with their consideration of the approval of this Subadvisory Agreement. In considering this Subadvisory Agreement for the Calvert Capital Accumulation Fund, the Directors reviewed a variety of materials relating to the Subadvisor, including comparative performance, fee and expense information for other similar mutual funds and performance information for relevant benchmark indices. The Directors also reviewed information provided by New Amsterdam relating to its operations, personnel, investment philosophy, strategies and techniques. Among other things, New Amsterdam provided biographical information on portfolio management and other professional staff, fee and performance information for other mutual funds managed by New Amsterdam and descriptions of investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices. In the course of their deliberations regarding the Subadvisory Agreement, the Directors evaluated, among other things: (i) the services to be rendered by New Amsterdam; (ii) the qualifications and experience of New Amsterdam's portfolio management, compliance and executive personnel; (iii) New Amsterdam's compliance programs and policies including those related to personal investing and disclosure of portfolio holdings; and (iv) the appropriateness of the particular investment strategies that New Amsterdam would employ in managing the Fund's assets for pursuing the Fund's investment objective. The Directors also took into account the financial condition of New Amsterdam.

In approving the Investment Subadvisory Agreement with New Amsterdam, the Board of Directors, including the Disinterested Directors, did not identify any single factor as controlling.